UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

BOREALIS FOODS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 29, 2026

To the Shareholders of Borealis Foods Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Borealis Foods Inc. (the “Company”) will be held on Monday, June 29, 2026, at 12:30 p.m. (Eastern Time), by virtual meeting at www.virtualshareholdermeeting.com/BRLS2026 , for the following purposes:

1.	Financial Statements. To receive the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2024 and December 31, 2025, together with the report of the auditor thereon. No shareholder vote is required with respect to this matter;

2.	Election of Directors. To elect eight directors to hold office until the next annual meeting of shareholders or until their respective successors are duly elected or appointed (Proposal 1);

3.	Appointment of Independent Registered Public Accounting Firm. To appoint Carr, Riggs & Ingram LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

and

4.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date. The Board of Directors has fixed the close of business on May 26, 2026 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Proxy Voting. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares as promptly as possible. You may vote by completing, signing, dating and returning the enclosed proxy card in the postage-prepaid envelope provided. You may also vote in advance via the Internet at www.proxyvote.com or by telephone at 1-800-690-6903 by following the instructions on your proxy card. If you attend the Annual Meeting virtually and wish to vote during the meeting, you may revoke your proxy at that time and vote your shares at the meeting .

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 29, 2026: The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on June 2, 2026, are available at www.investors.borealisfoods.com/overview/default.aspx.

By Order of the Board of Directors,

Barthelemy Helg, Chairman of the Board

Oakville, Ontario, June 2, 2026

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

PROXY STATEMENT

BOREALIS FOODS INC.

1540 Cornwall Rd., Suite 104, Oakville, Ontario L6J 7W5

ANNUAL MEETING OF SHAREHOLDERS

June 29, 2026

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Borealis Foods Inc., an Ontario corporation (the “Company,” “Borealis,” “we,” “us” or “our”), in connection with the solicitation of proxies by and on behalf of the board of directors of the Company (the “Board”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, June 29, 2026, at 12:30 p.m. (Eastern Time), by virtual meeting at www.virtualshareholdermeeting.com/BRLS2026, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about June 5, 2026. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on June 2, 2026 (the “Annual Report”), is being made available together with these materials.

Certain information required by this Proxy Statement is incorporated by reference from the Annual Report, as described under “Incorporation by Reference” below. The Annual Report is available free of charge on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx and on the SEC’s website at www.sec.gov.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 was filed with the SEC on June 2, 2026. As previously disclosed, the filing was made after the prescribed filing deadline. Shareholders should refer to the risk factors contained in the Annual Report for a discussion of risks associated with the Company’s filing history.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You are receiving these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Monday, June 29, 2026, at 12:30 p.m. (Eastern Time), by virtual meeting at www.virtualshareholdermeeting.com/BRLS2026.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on May 26, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 21,463,306 Common Shares of the Company outstanding and entitled to vote.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

Proposal	Description	Board Recommendation
1	Election of eight directors	FOR each nominee
2	Appointment of Carr, Riggs & Ingram LLC as independent registered public accounting firm for FYE 2026	FOR

Am I being asked to vote on the financial statements?

No. As required under the Business Corporations Act (Ontario), the audited consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2025 will be presented at the Annual Meeting for receipt by shareholders. No shareholder vote is required with respect to the financial statements.

How does the Board recommend I vote?

The Board recommends that you vote FOR the election of each of the director nominees named in this Proxy Statement (Proposal 1), and FOR the appointment of Carr, Riggs & Ingram LLC as the Company’s independent registered public accounting firm for FYE 2026 (Proposal 2).

How many votes do I have?

Each Common Share is entitled to one (1) vote on each matter submitted to a vote of shareholders.

What constitutes a quorum?

The presence, in person or represented by proxy, of the holders of 33⅓% of the shares entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting.

How are votes counted?

The following table summarizes the voting standards applicable to each proposal:

Proposal	Vote Required	Effect of Withhold Votes	Effect of Broker Non-Votes
1 — Election of Directors	Plurality of votes cast	Not counted as votes cast; no effect	Not counted as votes cast; no effect
2 — Appointment of Auditors	Majority of votes cast	Not counted as votes cast; no effect	Brokers have discretionary authority to vote; broker non-votes not expected

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, you are considered a “shareholder of record” with respect to those shares. This Proxy Statement and proxy card have been sent directly to you.

Beneficial Owner. If your shares are held in an account at a bank, broker, or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your bank, broker, or other nominee, who is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares by following the voting instructions provided by that organization.

How do I vote?

If you are a shareholder of record, you may vote in any of the following ways:

●	By Mail: Complete, sign, date and return the enclosed proxy card in the postage-prepaid envelope provided.

●	Via the Internet (Before the Meeting): Visit www.proxyvote.com and follow the on-screen instructions. You will need the control number printed on your proxy card.

●	By Phone: Call 1-800-690-6903 and follow the instructions. You will need the control number printed on your proxy card.

●	Durning the Meeting: Attend the meeting at www.virtualshareholdermeeting.com/BRLS2026 and follow the on-screen voting instructions.

If you are a beneficial owner of shares held in street name, you should follow the voting instructions provided by your bank, broker, or other nominee. See Appendix A to this Proxy Statement for the form of proxy card.

Can I change or revoke my vote after I submit my proxy?

Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	filing a written notice of revocation with the Secretary of the Company at 1540 Cornwall Rd., Suite 104, Oakville, Ontario, L6J 7W5;

●	submitting a later-dated proxy card, or a later-dated vote by telephone or via the Internet; or

●	attending the Annual Meeting virtually and voting at the meeting (merely attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may change your vote by following the instructions provided by your bank, broker, or other nominee.

Who is paying for this proxy solicitation?

The Company will bear all costs of this proxy solicitation. In addition to solicitation by mail, proxies may be solicited personally, by telephone, by facsimile, or by electronic communication by directors, officers, and employees of the Company, none of whom will receive additional compensation for such solicitation. The Company may also reimburse banks, brokers, and other nominees for reasonable expenses incurred in forwarding proxy materials to beneficial owners.

RECEIPT OF FINANCIAL STATEMENTS

As required under the OBCA, the Company will place before shareholders at the Annual Meeting its audited consolidated financial statements for the fiscal year ended December 31, 2025, together with the report of the auditor thereon. These financial statements are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on June 2, 2026, a copy of which is available on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx and on the SEC’s website at www.sec.gov.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board currently consists of eight directors. At the Annual Meeting, shareholders will be asked to elect eight directors, each to hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed in accordance with the Company’s articles and by-laws and the Business Corporations Act (Ontario) (the “OBCA”).

The Board has nominated the following eight persons for election as directors at the Annual Meeting (each, a “Nominee”):

Name	Age	Position(s) with the Company	Director Since
Barthelemy Helg	60	Chairman of the Board	2024
Reza Soltanzadeh	53	President & CEO	2024
Ertharin Cousin	69	Director	2024
Steven Oyer	70	Director	2024
Shukhrat Ibragimov	40	Director	2024
Amin Ajami	57	Director	2026
Pavel Mynzhanov	43	Director	2026
Zaure Algaziyeva	46	Director	2026

On May 11, 2026, Mr. Shiv Vikram Khemka resigned from the Board of Directors and from his positions as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Mr. Khemka’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with the reconstitution of the Board pursuant to the Oxus Credit Agreement described under “Related Person Transactions” below, the Board appointed Pavel Mynzhanov and Zaure Algaziyeva as directors effective May 11, 2026.

Director Nominee Biographies

Barthelemy Helg

Barthelemy Helg is a co-founder and has served as the Chairman of our Board of Directors since February 2024, 2019. Mr. Helg has served as Chairman of Dara Capital AG, a FINRA and SEC registered investment advisory and wealth management company since March 2015. Mr. Helg currently serves as a Director of AB2 Bio Ltd, a biotech company he co-founded focused on treatment of rare autoimmune diseases since July 2010. Mr. Helg served as Managing Partner of Lombard Odier & Co, where he was a member of the Finance Risk and Credit committees, from April 2000 to December 2006. Prior to that, he was Vice President for Mergers and Acquisitions of Nestle S.A. from January 1998 to March 2000. Mr. Helg began his career as an investment banker at Goldman Sachs. Mr. Helg obtained his M.L. from the University of Geneva, Switzerland, his L.L.M. from New York University and an MBA from Harvard Business School. He is also admitted to the New York Bar. Mr. Helg is qualified to serve on our Board due to his extensive experience working with entrepreneurial companies and his experience in the food industry. Mr. Helg has not served on the board of directors of any other public company during the past five years.

Reza Soltanzadeh, M.D.

Reza Soltanzadeh, M.D. is a co-founder and has served as our Chief Executive Officer since 2019 and a member of our Board of Directors since February 2024. Prior to our founding, Dr. Soltanzadeh served as the Chief Executive Officer of IIIC Investment Group, an emerging markets multibillion-dollar food-focused buyout firm, from February 2003 to May 2016. Dr. Soltanzadeh has continued to serve as a founder and partner of Z Ventures, Inc., an early-stage green technology investment company, since its founding in March 2008. Dr. Soltanzadeh obtained his M.D. from the University of Manipal, India. Dr. Soltanzadeh is qualified to serve on our Board due to his business and technical expertise, along with his strategic insight into our business as our current Chief Executive Officer. Dr. Soltanzadeh has not served on the board of directors of any other public company during the past five years.

Ertharin Cousin

Ertharin Cousin has served as a director of our Board since February 2024. Since September 2019, Ms. Cousin has served as Founder, President and Chief Executive Officer of Food Systems For The Future Institute, a non-profit organization to catalyze, enable and scale market-driven agtech, foodtech, and food innovations, and as Visiting Scholar, Spogli Institute for the Study of International Relations, Center for Food and Environment at Stanford University. She has served as Distinguished Fellow of The Chicago Council on Global Affairs, a global affairs think tank, since June 2017. Ms. Cousin previously served at Stanford University as Payne Distinguished Lecturer and Visiting Fellow, Spogli Institute for the Study of International Relations, Center for Food and Environment from September 2017 to June 2019. From April 2012 to April 2017, Ms. Cousin served as Executive Director of the United Nations World Food Programme, the food-assistance branch of the United Nations, and she served as Ambassador and Permanent Representative to the United Nations Food and Agriculture Agencies on behalf of the U.S. Department of State from August 2009 to April 2012. Ms. Cousin previously served in a variety of executive roles between 1987 and 2009, including Founding President and Chief Executive Officer of The Polk Street Group, a management services company; Executive Vice President and Chief Operating Officer of America’s Second Harvest; Senior Vice President, Public Affairs for Albertsons Companies; White House Liaison and Special Advisor to the Secretary for the 2016 Olympics for the U.S. Department of State; and Assistant Attorney General for The State of Illinois. Ms. Cousin currently serves as member of the Supervisory Board of Bayer AG and the Board of Directors of Mondelez International, Inc. Ms. Cousin earned a B.A. at the University of Illinois at Chicago and received her J.D. from the University of Georgia School of Law. Ms. Cousin is qualified to serve on the Board given her breadth of experience and track record in the food industry. Her roles as President and Chief Executive Officer of Food Systems For The Future Institute and as Executive Director of the United Nations World Food Program, the food-assistance branch of the United Nations, provide the Board with valuable perspective on global food systems, sustainability, and institutional operations relevant to the Company’s business.

Steven Oyer

Steven Oyer has served as a director of our Board since February 2024. He is also the Chair of the Audit Committee, the Compensation Committee and the Nomination and Governance Committee. The Board has determined that Mr. Oyer qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. Mr. Oyer is a finance executive who has over 40 years of business and investment experience. Since January 2023, Mr. Oyer has served as the Managing Partner of Sustainable Finance Partnerships (SFP) where he advises companies in capital transactions and business development. Prior to that, Mr. Oyer served as Chief Executive Officer of i(x) Net Zero, a publicly traded holding company focused on energy transition and sustainability, from February 2018 to January 2023. From September 2015 to February 2018, Mr. Oyer served as Senior Vice President at Lazard Asset Management where he led their Global Family Office Advisory Group. Mr. Oyer’s experience includes a senior position at the Private Funds Group of Brookfield Asset Management focused on Real Assets and Renewable Investments. Additionally, Mr. Oyer served as interim Chief Executive Officer and led the restructuring of Saflink Corporation, a NASDAQ listed biometric software company. Mr. Oyer served as a board member and audit chair of Salton, Inc., a designer, marketer, manufacturer, and distributor of a broad range of branded small appliances. Mr. Oyer was the founder of Quake Capital, an accelerator that fosters early-stage ventures led by student and faculty entrepreneurs from university ecosystems and still serves in an advisory capacity. He also has served as a member of the investment committee for the Florida Atlantic University’s Foundation. Mr. Oyer attended the University of Massachusetts. Mr. Oyer is qualified to serve on the Board due to his extensive financial and operational expertise, stemming from his prior experience serving as the CEO of i(x) Net Zero and Saflink Corporation, both NASDAQ listed public companies.

Shukhrat Ibragimov

Shukhrat Ibragimov has served as a director of our Board since February 2024. Mr. Ibragimov serves as member of the Board of Directors of Eurasian Resources Group (ERG), a leading natural resources (ferrochrome, iron, aluminum) company with the integrated mining, processing, energy, logistics and marketing operations based mainly in Kazakhstan and operating globally (extraction and processing of metals), since March 2021. Prior to his appointment to the Board of Directors of ERG, Mr. Ibragimov served as ERG’s Head of Business Development since 2015. Mr. Ibragimov currently also serves as member of the Boards of Directors of Eurasia Insurance Company JSC, Eurasian Financial Company JSC, Eurasian Bank JSC. In 2020, Mr. Ibragimov founded Eurasian Space Ventures LLP (ESV) based in Kazakhstan, venture fund investing in startups in aerospace industry. Through ESV, Mr. Ibragimov controls BITEEU, a cryptocurrency exchange operating globally. Mr. Ibragimov also is a co-founder of SPRK Music, a music platform that helps musicians to be discovered via a dedicated platform. Mr. Ibragimov graduated from the European Business School London with a bachelor’s degree and the Beijing Language and Culture University with a masters’ degree. Mr. Ibragimov is qualified to serve on the Board due to his prior experience serving as head of business development for a global natural resource company, which provided him with extensive cross border experience in logistics and operations. Mr. Ibragimov has not served on the board of directors of any other public company during the past five years.

Amin Ajami

Amin Ajami has served as a director of our Board since January 2026. He serves as a member of the Audit Committee, the Compensation Committee and the Nomination and Governance Committee of the Board. The Board has determined that Mr. Ajami qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. Mr. Ajami has more than 30 years of experience in investment banking, principal investments, mergers and acquisitions, structured finance and capital markets transactions. Since 2021, Mr. Ajami has acted as a private investor and strategic advisor, supporting and investing in growth-stage businesses and special situations across the energy, infrastructure, and agri-food sectors. From 2015 to 2021, Mr. Ajami served as Head of Strategic Investments and Senior Advisor to a UK-based private family office, where he was responsible for evaluating investment opportunities, overseeing portfolio company expansion and exits, reviewing financial statements and operating results, and assessing capital structure and financing arrangements. His responsibilities included oversight of large-scale energy and agri-food investments, securing debt and equity capital, and evaluating financial risks, internal controls, and performance metrics. Prior to that, Mr. Ajami held senior investment and advisory roles at Strand Partners (in London), Royal Capital PJSC (in Abu Dhabi), Simon Robertson & Associates (in Hong Kong) and Asian Capital Partners (in Hong Kong), where he was involved in evaluating and overseeing complex financial transactions, capital allocation, and investment performance. He also served in a senior management capacity in connection with the acquisition and structuring of Mangistaumunaigaz by PT Medco Energi Internasional Tbk, with responsibilities relating to financial reporting, capital structure and internal controls. Mr. Ajami began his career at Arthur Andersen, and subsequently held a role at Daiwa Securities Group Inc., focusing on energy-related corporate finance and project finance transactions. Mr. Ajami holds an M.Sc. in Petroleum Engineering from Imperial College London and a B.Eng. (Hons) in Aeronautical Engineering from Queen Mary University of London. The Board believes that Mr. Ajami’s qualifications to serve as a director include his extensive experience in financial oversight, investment management, mergers and acquisitions, capital markets transactions and strategic advisory activities. In particular, his experience in evaluating financial statements, overseeing internal controls, and assessing capital structure and financing arrangements across multiple industries supports his role on the Audit Committee and his designation as an audit committee financial expert. Mr. Ajami has not served on the board of directors of any other public company during the past five years.

Pavel Mynzhanov

Pavel Mynzhanov has served as a director of our Board since May 2026. Mr. Mynzhanov has served as Chief Executive Officer of Fincraft Energy Holding Limited since November 2025. Prior thereto, from December 2019 to January 2026, Mr. Mynzhanov served as Vice President of Fincraft Group LLP, where he was involved in investment and corporate finance activities across multiple sectors. Since June 2022, Mr. Mynzhanov has served as a Director of Oxus Capital PTE. Ltd. Oxus Capital PTE Ltd. is the lender under the Company’s Credit Agreement described under “Related Person Transactions” below. The Board believes that Mr. Mynzhanov’s experience in investment management, corporate finance and strategic business operations qualifies him to serve on the Company’s Board of Directors. Mr. Mynzhanov received a Bachelor’s degree in Finance and Credit, Banking from the T. Ryskulov Kazakh Economic University in 2003 and attended the International Academy of Business MBA program from 2003 to 2005. Mr. Mynzhanov has not served on the board of directors of any other public company during the past five years.

Zaure Algaziyeva

Zaure Algaziyeva has served as a director of our Board since May 2026. Ms. Algaziyeva serves as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Ms. Algaziyeva is a senior executive with over 20 years of experience across FMCG production, logistics, and financial services. She has served as Deputy General Director of First Brewery LLP since 2007, where she oversees large-scale production and distribution of beer and soft drinks. In parallel, she has been Director of Baza Brewery LLP since 2018, leading the development of craft beverage production and a Member of the Supervisory Board of Caravan Beverages Group LLP, contributing to strategic oversight of import and distribution operations in the beverage sector. Earlier in her career, Ms. Algaziyeva served as Chairman of the Board of Directors of Senim Bank JSC from 2008 to 2013, where she led governance and strategic direction of the institution. She began her professional career at Kazkommertsbank JSC in the International Institutions Department, focusing on international funding, trade finance, securitization, and capital markets transactions, including IPO-related activities. Ms. Algaziyeva holds a degree in International Economic Affairs from the Kazakh Academy of Management (Narxoz) and an MSc in Banking and Finance from Loughborough University (UK). The Board has determined that Ms. Algaziyeva qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K, based on her experience in banking governance, financial oversight, and capital markets transactions. The Board believes that Ms. Algaziyeva’s extensive experience in FMCG production, logistics, banking, and international finance qualifies her to serve as a director. Ms. Algaziyeva has not served on the board of directors of any other public company during the past five years.

Family Relationships

There are no family relationships among any of the Company’s directors, director nominees, or executive officers.

Vote Required and Board Recommendation

Each Nominee will be elected if he or she receives a plurality of the votes cast at the Annual Meeting. Shareholders may vote “For” or “Withhold” with respect to each nominee. Withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the outcome of Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board Independence

The Board has determined that five of its eight current directors (Ertharin Cousin, Steven Oyer, Amin Ajami, Zaure Algaziyeva, Shukhrat Ibragimov) are “independent directors” within the meaning of Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3 under the Exchange Act.

In making these independence determinations, the Board considered all relevant facts and circumstances, including any relationships between the directors and the Company, the Company’s management, and significant shareholders. The Board concluded that none of these directors has any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board determined that Mr. Reza Soltanzadeh, the Company’s Chief Executive Officer, is not independent under Nasdaq rules due to his executive officer position and his participation in related-party financing transactions involving promissory notes issued by the Company.

The Board determined that Mr. Barthelemy Helg is not independent due to his participation in related-party financing transactions involving promissory notes issued by the Company.

The Board further determined that Mr. Pavel Mynzhanov is not independent due to his affiliation with Oxus Capital PTE. Ltd., a significant shareholder and lender to the Company.

Board Leadership Structure

The Company separates the roles of Chairman of the Board and Chief Executive Officer. The Board believes that separating these positions enhances the Board’s independent oversight of management and promotes effective corporate governance.

Mr. Barthelemy Helg currently serves as Chairman of the Board and is responsible for presiding over meetings of the Board, facilitating communications among directors and between the Board and management, and assisting in the establishment of Board agendas and priorities.

Mr. Reza Soltanzadeh serves as the Company’s Chief Executive Officer and is responsible for the Company’s day-to-day operations, strategic direction, execution of the Company’s business plan, and management of the Company’s business and affairs.

The Board believes that this leadership structure is appropriate for the Company at its current stage of development because it promotes accountability, enhances oversight, and allows management to focus on operational execution while enabling the Board to maintain effective governance and strategic oversight responsibilities.

Board’s Role in Risk Oversight

The Board oversees the Company’s risk management processes and focuses on the most significant risks facing the Company, including financial, operational, strategic, liquidity, regulatory, cybersecurity, compliance, and human capital risks.

Management is responsible for identifying, assessing, and managing risks on a day-to-day basis, while the Board and its committees provide oversight and guidance with respect to the Company’s risk management framework and risk mitigation efforts.

The Audit Committee assists the Board in overseeing risks related to financial reporting, accounting matters, internal controls, liquidity, cybersecurity, legal and regulatory compliance, and related-party transactions. The Compensation Committee oversees risks related to executive compensation programs, succession planning, and human capital management. The Nominating and Corporate Governance Committee oversees risks related to corporate governance matters, Board composition, director independence, and governance policies and practices.

The Board receives regular reports from management and advisors regarding the Company’s operations, financial condition, financing activities, compliance matters, strategic initiatives, and other significant risk areas. Risk oversight is addressed as part of the Board’s regular meeting process and through reports and presentations provided to the Board and its committees throughout the year.

Director Attendance

During the fiscal year ended December 31, 2025, the Board held four meetings. Other than Mr. Ibragimov, each director attended at least 75% of the aggregate number of meetings of the Board and committees on which he or she served during the period of his or her service.

The Company does not have a policy requiring directors to attend the annual meeting of shareholders.

Committees of the Board

The Board has established the following standing committees:

Audit Committee

The Audit Committee is currently composed of Steven Oyer (Chair), Amin Ajami, and Zaure Algaziyeva. Prior to May 2026, the Audit Committee was composed of Mr. Oyer (Chair), Mr. Khemka, and Mr. Ajami (from January 2026). The Board has determined that each current member of the Audit Committee is “independent” within the meaning of Nasdaq Listing Rule 5605(a)(2), Rule 10A-3 under the Exchange Act, and the additional independence requirements for audit committee members set forth in Nasdaq Listing Rule 5605(c)(2). The Board has further determined that each current member qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx.

During the fiscal year ended December 31, 2025, the Audit Committee held five meetings.

Compensation Committee

The Compensation Committee is currently composed of Steven Oyer (Chair), Amin Ajami, and Zaure Algaziyeva. Prior to May 2026, the Compensation Committee was composed of Mr. Oyer (Chair) and Mr. Khemka. The Board has determined that each current member of the Compensation Committee is “independent” within the meaning of Nasdaq Listing Rule 5605(a)(2) and satisfies the additional independence requirements of Nasdaq Listing Rule 5605(d)(2).

The Compensation Committee operates pursuant to a written charter adopted by the Board, a copy of which is available on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx.

During the fiscal year ended December 31, 2025, the Compensation Committee held two meetings.

The Compensation Committee has not engaged a compensation consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of Steven Oyer (Chair), Amin Ajami, and Zaure Algaziyeva. The Board has determined that each current member of the Nominating and Corporate Governance Committee is “independent” within the meaning of Nasdaq Listing Rule 5605(a)(2) and Nasdaq Listing Rule 5605(e).

The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board, a copy of which is available on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, and recommending to the Board candidates for election or appointment as directors. The Committee considers candidates suggested by its members, other Board members, the Company’s management, and shareholders. The Committee may retain third-party search firms to assist in identifying and evaluating candidates from time to time. The Committee did not retain a third-party search firm during the fiscal year ended December 31, 2025.

In evaluating director candidates, the Committee considers a number of qualifications, qualities, and skills, including integrity and business judgment; relevant business, financial, regulatory, or operational experience; independence under applicable SEC rules and Nasdaq listing standards; availability and willingness to devote sufficient time to Board service; diversity of background, perspective, and experience; and the ability to complement the existing skills and expertise of the Board.

The Committee considers diversity, including diversity of professional experience, background, perspective, gender, ethnicity, and geographic representation, as one of several factors in identifying and evaluating director candidates. The Committee does not have a formal policy regarding diversity but believes that a diverse Board enhances the quality of the Board’s decision-making and oversight.

The Committee will consider candidates for director recommended by shareholders. A shareholder who wishes to recommend a candidate for consideration by the Committee should submit the recommendation in writing to the Corporate Secretary at the Company’s principal executive offices, together with (i) the candidate’s name, age, business and residence address, principal occupation, and qualifications, (ii) the number of Common Shares beneficially owned by the candidate, (iii) the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (iv) information regarding the recommending shareholder, including the shareholder’s name, address, and the number of Common Shares beneficially owned. Candidates recommended by shareholders are evaluated using the same criteria applied to candidates identified through other sources. Shareholders who wish to nominate director candidates directly (rather than recommend candidates for consideration by the Committee) must comply with the advance notice provisions of the Company’s by-laws and Rule 14a-19 under the Exchange Act, as described under “Shareholder Proposals and Nominations for the 2027 Annual Meeting” below.

Each of the eight nominees for election at the Annual Meeting is a current director of the Company. Of the eight nominees, five were originally appointed to the Board in connection with the Company’s business combination transaction completed in February 2024, two were appointed pursuant to the requirements of the Oxus Credit Agreement described under “Related Person Transactions” below, and one was identified and recommended by the Nominating and Corporate Governance Committee.

During the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee held no meetings.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025, Steven Oyer and Shiv Vikram Khemka served as members of the Compensation Committee. None of the members of the Compensation Committee during fiscal year 2025 was an officer or employee of the Company, and none had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

During the fiscal year ended December 31, 2025, none of the Company’s executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity that had one or more of its executive officers serving on the Company’s Board or Compensation Committee.

Shareholder Communications with the Board

Shareholders and other interested parties may communicate with the Board, any committee of the Board, or any individual director by writing to: Corporate Secretary, Borealis Foods Inc., 1540 Cornwall Rd., Suite 104, Oakville, Ontario L6J 7W5.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer. The Code of Business Conduct and Ethics is available on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx. The Company intends to disclose any amendments to or waivers from the Code of Business Conduct and Ethics on its website.

Insider Trading Policy

The Company has adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of its securities by its directors, officers, employees, and consultants. The Company believes its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable Nasdaq listing standards.

Hedging and Pledging Policies

The Company has not adopted a separate formal policy specifically addressing hedging or pledging transactions involving the Company’s securities.

EXECUTIVE COMPENSATION

Information regarding executive compensation, including the Summary Compensation Table, narrative disclosure, outstanding equity awards, employment agreements, director compensation, and the Company’s clawback policy, is included in Part III, Item 11 of the Annual Report under the heading “Executive Compensation,” and is incorporated herein by reference.

RELATED PERSON TRANSACTIONS

Information regarding the Company’s policies and procedures for related person transactions, and a description of transactions with related persons, is included in Part III, Item 13 of the Annual Report under the heading “Certain Relationships and Related Transactions, and Director Independence,” and is incorporated herein by reference.

Shareholders are encouraged to review that disclosure carefully, including the descriptions of the Credit Agreement and Conversion Agreement with Oxus Capital PTE Ltd., promissory notes issued to entities controlled by the Company’s Chief Executive Officer and Non-Executive Chairman, the salary deferral by the Company’s Chief Executive Officer, and the EarlyBirdCapital escrow share matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Information regarding the beneficial ownership of the Company’s Common Shares by directors, executive officers, and 5% beneficial owners, and equity compensation plan information, is included in Part III, Item 12 of the Annual Report under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters,” and is incorporated herein by reference.

DELINQUENT SECTION 16(a) REPORTS

Information regarding compliance with Section 16(a) of the Exchange Act is included in Part III, Item 10 of the Annual Report under the heading “Delinquent Section 16(a) Reports,” and is incorporated herein by reference.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Carr, Riggs & Ingram, LLC (PCAOB ID: 3722) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. In accordance with the OBCA, the shareholders are being asked to appoint Carr, Riggs & Ingram, LLC as the Company’s auditor to hold office until the close of the next annual meeting of shareholders.

Carr, Riggs & Ingram, LLC has served as the Company’s independent registered public accounting firm since January 2026. Carr, Riggs & Ingram, LLC became the Company’s independent registered public accounting firm upon the completion of the transaction with Berkowitz Pollack Brant, Advisors + CPAs, LLP on January 1, 2026, which had served as the Company’s auditor since 2022. A representative of Carr, Riggs & Ingram, LLC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

Carr, Riggs & Ingram, LLC has served as the Company’s independent registered public accounting firm since January 2026. Berkowitz Pollack Brant Advisors + CPAs, LLP (“BPB”) served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2024.

Effective January 1, 2026, CRI acquired certain assets related to the capital markets practice of BPB. In connection with that transaction, on January 13, 2026, BPB notified the Company that it was resigning as the Company’s independent registered public accounting firm, effective immediately. On January 15, 2026, the Audit Committee of the Board of Directors approved the appointment of CRI as the Company’s new independent registered public accounting firm.

BPB’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BPB’s reports contained an emphasis of matter paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through January 15, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and BPB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). A letter from BPB regarding the foregoing was filed as Exhibit 16.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Additional information regarding the change in the Company’s independent registered public accounting firm is set forth in Item 9 of the Annual Report under the heading “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” and is incorporated herein by reference.

Audit Fees

The following table sets forth the aggregate fees billed to the Company by its independent registered public accounting firm for the fiscal years ended December 31, 2025 and December 31, 2024:

Fee Category	FYE 2025	FYE 2024
Audit Fees (1)	$264,561	$166,910
Audit-Related Fees (2)	$17,750	$127,348
Tax Fees (3)	$20,373	$6,319
All Other Fees (4)	—	$55,370
Total	$302,684	$355,947

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings.

(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)	All Other Fees. All other fees consist of fees billed for all other services.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit services and permitted non-audit services to be performed by the Company’s independent registered public accounting firm, including the fees and terms thereof. The Audit Committee may delegate pre-approval authority to one or more of its members, provided that any such approvals are presented to the full Audit Committee at its next scheduled meeting. All services rendered by CRI during fiscal year 2025 and by BPB during fiscal year 2024 were pre-approved by the Audit Committee.

Audit Committee Report

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee has:

●	reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2025 with management;

●	discussed with Carr, Riggs & Ingram, LLC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

●	received the written disclosures and the letter from Carr, Riggs & Ingram, LLC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with Carr, Riggs & Ingram, LLC its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Steven Oyer, Chair

Amin Ajami

Zaure Algaziyeva

Vote Required and Board Recommendation

The appointment of Carr, Riggs & Ingram, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Shareholders may vote “For” or “Withhold” with respect to this proposal.

Withhold votes will not be counted as votes cast and will have no effect on the outcome of the vote. Because this is a routine matter, brokers holding shares in street name will be entitled to vote on this proposal even if no instructions are received from the beneficial owner, and accordingly, broker non-votes are not expected to result from this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF CARR, RIGGS & INGRAM LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2027 ANNUAL MEETING

Shareholder Proposals Under SEC Rule 14a-8. In order for a shareholder proposal to be considered for inclusion in the Company’s proxy materials for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Secretary of the Company at the Company’s principal executive offices at 1540 Cornwall Rd., Suite 104, Oakville, Ontario, L6J 7W5, Canada no later than March 1, 2027.

Shareholder Proposals or Nominations Outside Rule 14a-8. The Company’s by-laws provide that shareholders who wish to nominate candidates for election to the Board or propose other business for consideration at an annual meeting of shareholders (other than pursuant to Rule 14a-8) must provide written notice to the Secretary of the Company at 1540 Cornwall Rd., Suite 104, Oakville, Ontario, L6J 7W5, Canada not earlier than April 25, 2027 and not later than May 30, 2027.

Shareholder Proposals Under OBCA §99. In addition, under the OBCA, a registered holder or beneficial owner of shares entitled to vote at a meeting may submit a proposal to the Company. Any such proposal must be received by the Company no later than April 30, 2027, which is at least 60 days before the anniversary of the Annual Meeting.

Universal Proxy Rules (Rule 14a-19). Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 annual meeting must provide the notice required under Rule 14a-19 under the Exchange Act no later than April 30, 2027, which is 60 calendar days before the anniversary date of the Annual Meeting.

INCORPORATION BY REFERENCE

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), filed with the SEC on June 2, 2026, includes the information required by Part III (Items 10 through 14) of Form 10-K directly. The following information is incorporated by reference from the Annual Report into this Proxy Statement:

Annual Report Source	Proxy Statement Section
Part III, Item 10 — Delinquent Section 16(a) Reports	Delinquent Section 16(a) Reports
Part III, Item 11 — Executive Compensation	Executive Compensation
Part III, Item 11 — Director Compensation	Director Compensation
Part III, Item 12 — Security Ownership	Security Ownership of Certain Beneficial Owners and Management
Part III, Item 12 — Equity Compensation Plan Information	Equity Compensation Plan Information
Part III, Item 13 — Related Party Transactions	Related Person Transactions
Part III, Item 13 — Director Independence	Director Independence (also addressed in Corporate Governance above)
Part III, Item 14 — Accountant Fees	Principal Accountant Fees (also addressed in Proposal 2 above)

This Proxy Statement is not incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

OTHER MATTERS

The Board knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, is available free of charge on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx and on the SEC’s website at www.sec.gov. The Company will furnish a copy of its Form 10-K for FYE 2025 (including exhibits) free of charge to any shareholder upon written request to: Investor Relations, Borealis Foods Inc., 1540 Cornwall Rd., Suite 104, Oakville, Ontario, L6J 7W5.

Householding of Proxy Materials

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. This process, known as “householding,” reduces the volume of duplicate information received and helps reduce the Company’s printing and mailing costs. The Company has not implemented householding for shareholders who share an address.

If you share an address with another shareholder and would like to request a separate copy of this Proxy Statement, or if you are receiving multiple copies and would like to request that only a single copy be delivered to your shared address in the future, please contact Investor Relations at 1540 Cornwall Rd., Suite 104, Oakville, Ontario, L6J 7W5 or by email at ir@borealisfoods.com.

Where You Can Find More Information

The Company files annual, quarterly, and current reports, proxy statements, and other information with the SEC. The Company’s SEC filings are available to the public at the SEC’s website at www.sec.gov. Copies of certain information filed by the Company with the SEC are also available on the Company’s website at www.investors.borealisfoods.com/overview/default.aspx. Information accessible on or through the Company’s website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document the Company files with or furnishes to the SEC.

Oakville, Ontario, June 2, 2026

By Order of the Board of Directors,

Barthelemy Helg, Chairman of the Board

APPENDIX A — FORM OF PROXY CARD

A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T01178 - P54489 BOREALIS FOODS INC. The Board of Directors recommends you vote FOR the following proposals: BOREALIS FOODS INC. 1540 CORNWALL RD, SUITE #104 OAKVILLE, ON L6J 7W5 1c. Ertharin Cousin 1d. Steven Oyer 1e. Shukhrat Ibragimov 1f. Amin Ajami 1g. Pavel Mynzhanov 1h. Zaure Algaziyeva 1. Election of Directors Nominees: Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . NOTE: Such other business as may properly come before the meeting or any adjournment thereof. LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31 , 2026 . O O O O O O O O O O O O For Withhold Withhold For O O Barthelemy Helg 1a. O O Appointment of Auditors: To appoint Carr, Riggs & Ingram 2. O O Reza Soltanzadeh 1b. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on June 28 , 2026 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/BRLS2026 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time on June 28 , 2026 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE ڀ

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. T01179 - P54489 BOREALIS FOODS INC. ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 2026 12:30 PM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) Pouneh V . Rahimi and Stephen Wegrzyn, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of Borealis Foods Inc . that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12 : 30 PM ET, on June 29 , 2026 , virtually at www . virtualshareholdermeeting . com/BRLS 2026 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side